UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 11, 2009 (August 7, 2009)

CHINA INFORMATION SECURITY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53147	98-0575209
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

21st Floor, Everbright Bank Building,
Zhuzilin, Futian District,
Shenzhen, Guangdong, 518040
People's Republic of China
(Address of Principal Executive Offices)

(+86) 755 -8370-8333
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 7, 2009, Ms. Wendy Wang resigned from her position as Chief Financial Officer of China Information Security Technology, Inc. (the "Company"), effective immediately. Ms. Wang's resignation is not in connection with any known disagreement with the Company on any matter.

On August 7, 2009, the Company's board of directors appointed Ms. Jackie You Kazmerzak, age 35, as Chief Financial Officer of the Company, effectively immediately. Ms. Kazmerzak is a seasoned executive with more than 10 years of experience in corporate finance and investment management. Prior to joining the Company, she was an executive advisor with Private Chinese Growth Enterprises since October 2008. Prior to that, she was in charge of China investments for JLF Asset Management from May 2007 until May 2008, which was ranked by Barron's among the world's top 30 hedge funds in early 2008. Prior to joining JLF Asset Management, Ms. Kazmerzak served as Chief Financial Officer of Diguang International Development Company, Ltd. (OTCBB: DGNG) from January 2006 until March 2007, where she oversaw the company's quarterly financial reviews and annual audits. Earlier in her career, Ms. Kazmerzak was a portfolio manager at Sand Hill Advisors in Palo Alto, California from July 2004 until December 2005, and an investment officer at Northern Trust Bank in San Francisco from July 2000 until July 2004. She began her career at Bank of America in the corporate finance division in August 1996 and worked there until July 1998, and had been a guest lecturer at INSEAD's MBA school. A Chartered Financial Analyst (CFA), Ms. Kazmerzak serves as a Strategic Advisor to CFA China. She received her bachelor's degree in economics from Shanghai International Studies University and obtained her MBA from Arizona State University with a concentration in finance.

The Company intends to enter into a written agreement with Ms. Kazmerzak in connection with her appointment as Chief Financial Officer.

No family relationship exists between Ms. Kazmerzak and any other director or executive officer of the Company and there are no arrangements or understandings between Ms. Kazmerzak and the Company that would require disclosure under Item 404(a) of Regulation S-K. The Company's press release regarding Ms. Kazmerzak's appointment is filed herewith as Exhibit 99.1.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press Release, dated August 11, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INFORMATION SECURITY TECHNOLOGY, INC.

Dated: August 11, 2009	By: /s/ Jiang Huai Lin
Jiang Huai Lin
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 11, 2009